REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is entered into as of the 17th day of October, 2016 by and among Sigma Labs, Inc., a Nevada corporation (the “Company”), and the Investors who sign the signature page to this Agreement (the “Investors”).

WHEREAS, the Company issued convertible notes and warrants to the Investors in connection with a Securities Purchase Agreement of even date; and

WHEREAS, the Company has agreed to provide certain registration rights to the Investors.

Now, therefore, in consideration of the mutual promises and the covenants as set forth herein, the parties hereto hereby agree as follows:

1.

Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

“Board” means the Board of Directors of the Company.

“Common Stock” means the Company’s authorized common stock, as constituted on the date of this Agreement, any stock into which such Common Stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holders of shares of such Common Stock upon any re-classification thereof.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934 (or successor statute).

“Excluded Forms” means registration statements under the Securities Act, on Forms S-4 and S-8, or any successors thereto and any form used in connection with an initial public offering of securities.

“Investors” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Person” includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

The terms “register” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means 135% of the total number of shares of Common Stock issuable to the Investors in connection with the conversion of a 10% Secured Convertible Note and/or exercise of Warrants, each dated the same date as this Agreement, and any securities of the Company issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination, recapitalization, share exchange, consolidation or other reorganization of the Company.

“SEC” means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

“Selling Expenses” means all commissions, finder’s fees, stock transfer taxes and fees and expenses of underwriters, dealers, brokers and other security industry professionals incurred in connection with the sale or other transfer of the Registrable Securities by or for the account of the Investors and all fees and disbursements of counsel for the Investors.

“Securities Act” means the Securities Act of 1933 (or successor statute).

2.

Demand Registration. Within 90 days after the Company’s registration statement on Form S-1 filed with the SEC on July 28, 2016 is declared effective, assuming any Investor(s) has made a demand delivered to the Company no later than 60 days after such effective date to register the Registrable Securities, the Company shall use its best efforts to file a registration statement on Form S-1 (or other applicable form) with the SEC.

(a)

Upon demand, the Company shall use commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities of the Investors which the Company has been so requested to register. Unless otherwise agreed to by the Company in its sole discretion, the offering of the Registrable Securities pursuant to the registration statement shall not be on an underwritten basis and the Company shall not be required to enter into an underwriting agreement or a sales agreement with any third party in connection with such registration statement.

(b)

The Company shall not be obligated to take any action to effect any registration requested by the Investors pursuant to Section 2.1(a) above if the Investors are the beneficial owner of less than a total of 10% of the Registrable Securities (“Ownership Threshold”).

(c) Notwithstanding any other provision hereof to the contrary, a registration requested pursuant to Section 2(b) shall not be deemed to have been effected unless it has become effective and remains effective for at least 24 months.

(d)

The Company shall not be obligated to effect any registration pursuant to this Section 2 within 90 days after the effective date of any underwritten public offering by the Company.

(e)

The Company shall not be obligated to file with the SEC more than one registration statement pursuant to this Agreement unless the first registration statement filed by the Company pursuant to this Section 2 either does not become effective within 120 days after the date it is filed with the SEC or remains effective for less than 24 months.`

3.

Obligations of the Company. If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall:

(a)

use its best efforts to prepare and file with the SEC a registration statement with respect to such Registrable Securities and use best reasonable efforts to cause such registration statement to become and remain effective;

(b)

use its best efforts to prepare and file with the SEC such amendments to such registration statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such registration statement effective, subject to the qualifications in Section 4(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Investors set forth in such registration statement;

(c)

furnish to the Investors such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as each Investors may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investors;

(d)

use its best efforts to make such filings under the securities or blue sky laws of New York and other jurisdictions to enable the Investors to consummate the sale in such jurisdictions as the Investors may reasonably request, provided that no provision of this Agreement shall be construed as requiring the Company to qualify to do business in any jurisdiction where it is not otherwise required to qualify to do business or as requiring the Company to file a general consent to service or process, or to subject itself to general taxation, in any such jurisdiction;

(e)

notify the Investors at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Investors a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f)

otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;

(g)

to use its best efforts to cause Registrable Securities to be quoted on each trading market or quotation service or listed on such national securities exchange on which the Common Stock of the Company is then quoted or listed; and

(h)

notify the Investors of any stop order threatened or issued by the SEC and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

4.

Other Procedures.

(a)

Subject to the Company’s general obligation to use its best efforts under Section 3, the Company shall be required to maintain the effectiveness of a registration statement (under Form S-1 or other applicable form) until the date of sale of all Registrable Securities; provided, however, if the Investors’ beneficial ownership is below the Ownership Threshold, the Company shall be required to maintain the effectiveness of a registration statement for two years from the date of effectiveness.

(b)

In consideration of the Company’s obligations under this Agreement, the Investors agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) herein, the Investors shall forthwith discontinue their sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Investors’ receipt of the copies of the supplemented or amended prospectus contemplated by said Section 3(e) and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Investors’ possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Furthermore, for not more than 15 consecutive days or for a total of not more than 25 days in any 12-month period, the Company may suspend the use of any prospectus included in any registration statement filed under this Agreement in the event that the Company determines in good faith that such suspension is necessary to delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time would be, in the good faith opinion of the Company, materially detrimental to the Company and its shareholders. The Company shall notify the Investors of each such suspension, and the Investors shall discontinue their sale of Registrable Securities pursuant to the registration statement during the period of each such suspension.

(c)

The Company’s obligation to file any registration statement or amendment including a post-effective amendment, shall be subject to each Investor’s, as applicable, furnishing to the Company in writing such information and documents (including, without limitation, a selling shareholder’s questionnaire) regarding such Investor and the distribution of such Investor’s Registrable Securities as may reasonably be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 3(d) herein. The Company’s obligations are also subject to each Investor promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation).

(d)

If any such registration or comparable statement refers to the Investors by name or otherwise as a stockholder of the Company, but such reference to the Investors by name or otherwise is not required by the Securities Act or the rules thereunder, then each Investors shall have the right to require the deletion of the reference to the Investors, as may be applicable.

(e)

In connection with the sale of Registrable Securities, the Investors shall deliver to each purchaser a copy of the necessary prospectus and, if applicable, prospectus supplement, within the time required by Section 5(b) of the Securities Act or otherwise comply with the rules and regulations of the SEC.

5.

Registration Expenses. In connection with any registration of Registrable Securities pursuant to Section 2, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

6.

Indemnification.

(a)

In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Investors, from and against any losses, claims, damages or liabilities, joint or several, to which each Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) herein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws. If the Company fails to defend the Investors as required by Section 6(c) herein, it shall reimburse (after receipt of appropriate documentation) each Investor for any legal or any other out-of-pocket expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action, provided that the Company shall not be obligated to provide reimbursement for the fees and expenses of more than one law firm representing the Investors; provided, however, that the Company shall not be liable to the Investors in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) hereof in reliance upon and in conformity with written information furnished to the Company by any Investor specifically for use in the preparation thereof or information omitted to be furnished by any Investor or (ii) any act or failure to act of any Investor, including the failure of any Investor to deliver a prospectus as required by Section 5(b) of the Securities Act.

(b)

In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Investor shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, each director of the Company, each officer of the Company who signs such registration statement, the Company’s attorneys and auditors and any Person who controls the Company within the meaning of the Securities Act, with respect to (i) any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement or (ii) from any other act or failure to act of the Investor.

(c)

Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6(a) or (b), such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action. The indemnifying party shall be relieved of its obligations under this Section 6(c) to the extent that the indemnified party delays in giving notice and the indemnifying party is damaged or prejudiced by the delay. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the indemnifying party in connection with the defense thereof, provided, however, that, if counsel for an indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the indemnified and the indemnifying party the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of one counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6; provided, however, that in no event shall any indemnification by Investors under this Section 6 exceed the net proceeds from the sale of Registered Securities received by the Investors. No indemnified party shall make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. In the event that any indemnifying party enters into any settlement without the written consent of the indemnified party the indemnifying party shall not, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release of such indemnified party from all liability in respect to such claim or litigation.

(d)

In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any indemnified party makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, contribution under the Securities Act may be required in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Investors shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and such Investors in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission (or avoid the conduct or take an act) which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro-rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) no such Investor shall be required to contribute any amount in excess of the net proceeds to him of all Registrable Securities sold by him pursuant to such registration statement, and (ii) no Person who is guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)

Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the Registrable Securities, the Company, any of the Investors and the underwriters enter into an underwriting agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this Section 6 shall be deemed inoperative for purposes of such offering.

7.

Rule 144.

(a)

The Company covenants that it will file the reports required to be filed under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c)(2) promulgated under the Securities Act), and it will take such further action as the Investors may reasonably request, or to the extent required from time to time to enable the Investors to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC (collectively, “Rule 144”). Upon request of any Investors, the Company will deliver to the Investors a written statement as to whether it has complied with such requirements.

(b)

Notwithstanding anything to the contrary in this Agreement, a security shall cease to be a Registrable Security, and the Company shall be relieved of its obligation to file and maintain the effectiveness of a registration statement with respect to such security, if, and as soon, (i) such security becomes eligible for sale without restriction by an Investor under Rule 144 or (ii) such security is sold pursuant to Rule 144, pursuant to the registration statement filed by the Company pursuant to this Agreement or otherwise.

8.

Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature and by signatures in PDF or other electronic format.

10.

Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

11.

Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight next business day delivery, or by facsimile delivery followed by overnight next business day delivery, as follows:

If to the Company:

Sigma Labs, Inc.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

Attention: Chief Executive Officer

with a copy to:

TroyGould PC

1801 Century Park East

16th Floor

Los Angeles, California 90067

Attention: Darren Freedman, Esq.

Email: dfreedman@troygould.com

If to any Investor:

At the address on the signature page

With a Copy to:

Nason, Yeager, Gerson, White & Lioce, P.A.

3001 PGA Boulevard

Suite 305

Palm Beach Gardens, FL 33410

Attention: Michael D. Harris, Esq.

Email: mharris@nasonyeager.com.com

or to such other address as any of them, by notice to the other may designate from time to time.

12.

Attorneys’ Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

13.

Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

14.

Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

15.

Governing Law; Exclusive Jurisdiction. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to choice of law considerations. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law

16.

Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

(Signature page follows)

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

THE COMPANY:

SIGMA LABS, INC.

By: /s/ Mark J. Cola

Mark J. Cola

Chief Executive Officer

INVESTORS:

___________________________________________

Signature

___________________________________________

Printed Name of Investor

___________________________________________

Title of Authorized Signatory if Investor

is a corporation or other entity

Address

___________________________________________

___________________________________________